                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 17, 2002

                            TranSwitch Corporation
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            (Exact name of Registrant as specified in its charter)

                 Three Enterprise Drive, Shelton, Connecticut
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                   (Address of principal executive offices)

                                     06484
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                                  (Zip Code)

                                (203) 929-8810
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              Registrant's telephone number, including area code


        Delaware                         0-25996                06-1236189
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of Incorporation)                                      Identification No.)

ITEM 5.   Other Events.
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     On January 17, 2002, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   Financial Statements and Exhibits.
          ---------------------------------

Exhibit No.      Exhibits
-----------      --------

99.1             Press Release of the Company dated January 17, 2002.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRANSWITCH CORPORATION



January 25, 2002                    By /s/ Peter J. Tallian
                                      -------------------------
                                       Peter J. Tallian
                                       Senior Vice President, Treasurer and
                                       Chief Financial Officer

                                 Exhibit Index
                                 -------------

Exhibit No.     Description                                            Page No.
-----------     ------------                                           --------

99.1            Press Release of the Company dated January 17, 2002        5